Exhibit 10.3

PLEDGE AGREEMENT
This PLEDGE AGREEMENT (this “Agreement”) is made as of August 24, 2021, by Contango ORE, Inc., a Delaware corporation (the “Debtor”), in favor of CRH Funding II Pte. Ltd, a Singapore private limited company (the “Secured Party”). This Agreement is entered pursuant to that certain Membership Interest Purchase and Sale Agreement, dated as of August 24, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the “Purchase Agreement”), among the Debtor, as the buyer, and the Secured Party, as the seller, with respect to the purchase and sale of 100% of the membership interests of Alaska Gold Torrent, LLC, an Alaska limited liability company (the “Company”). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Purchase Agreement. Any term defined in the UCC (as defined below) and not defined in this Agreement or the Purchase Agreement shall have the meaning given to it in the UCC.
WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Debtor will acquire all of the outstanding membership interests of the Company from the Secured Party (the “Purchase”).
WHEREAS, pursuant to Section 2.2(a)(ii) of the Purchase Agreement, a portion of the consideration for the Purchase is the issuance by the Debtor to the Secured Party of that certain Secured Promissory Note, dated as of the date hereof (the “Note”), in an original principal amount of $6,250,000.
WHEREAS, as a condition to the closing of the Purchase, the Debtor is required to enter into this Agreement to secure the obligations of the Debtor under the Note and the milestone-based consideration described in Section 2.2(b) of the Purchase Agreement (the “Milestone Payments”).
WHEREAS, the Debtor shall benefit from the consummation of the Purchase.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Debtor agrees with the Secured Party as follows.
1. Definitions.
“Collateral” means, collectively, all of the Debtor’s right, title and interest in and to the following assets: (i) the Membership Interests, all options and other rights, contractual or otherwise, at any time existing with respect to the Membership Interests owned by the Debtor, and all dividends, distributions, cash, instruments, and other property now or hereafter received, receivable, or otherwise distributed in respect of or in exchange for any of the Membership Interests; and (ii) all Products and Proceeds of the foregoing.
“Event of Default” means the occurrence or existence and continuance of an Event of Default (as defined in the Note).
“Obligations” means: (i) all of the Debtor’s obligations to the Secured Party under the Note, the Milestone Payments, and this Agreement; and (ii) all of the foregoing obligations that arise after the filing of a petition by or against the Debtor under any bankruptcy, insolvency, or similar law, even if the obligations do not accrue because of the automatic stay under Bankruptcy Code § 362 or otherwise.

“Permitted Liens” means, whether now existing or hereafter arising or accruing, (i) any security interest in or other lien on any of the Collateral in favor of the Secured Party; (ii) any lien for federal, state, or local taxes, assessments, and other governmental charges not yet due and payable or being contested by the Debtor by appropriate proceedings; (iii) liens arising from judgments, decrees or attachments not constituting an Event of Default under Sections 4(l) of the Note; and (iv) liens in favor of a Senior Lender (as defined below) in a Senior Debt Financing (as defined below).
“Person” means (i) any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated association, government, or political subdivision; (ii) any court, agency, or other governmental body; or (iii) any other entity, body, organization, or group.
“Schedule” means the Schedule to this Agreement attached to and made a part of this Agreement, as amended from time to time.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of Delaware provided, however, that if by reason of mandatory provisions of law, any or all of the perfection or priority of the Secured Party’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Delaware, the term “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.
2. Grant of Security Interest. The Debtor grants to the Secured Party a continuing security interest in all of the right, title, and interest of the Debtor in, to, and under the Collateral, wherever located, whether now owned or hereafter acquired, or now existing or hereafter arising or accruing, to secure the payment and performance of the Obligations. The Debtor authorizes the Secured Party to file financing statement(s), describing the Collateral in accordance with this Agreement, in any jurisdiction necessary to carry out the terms of this Agreement.
3. Representations and Warranties of the Debtor. The Debtor represents and warrants as follows.
(a) As of the date hereof, the Debtor’s exact legal name is set forth in the first paragraph of this Agreement. As of the date hereof, the Schedule lists:
(i) the mailing address of the Debtor’s principal place of business.
(ii) the Debtor’s form of business entity.
(iii) the Debtor’s jurisdiction of organization.
(iv) all prior legal names used by the Debtor within the last year.
(b) Title to Collateral. The Debtor has rights in and the power to transfer its rights in the Collateral. The Debtor’s title to the Collateral is free of all adverse claims, liens, security interests, and restrictions on transfer or pledge, other than Permitted Liens.

(c) Location of Collateral. The Membership Interests are uncertificated, and the Company has not opted into Article 8 of the UCC. Records with respect to the Collateral are and will be maintained solely at the location(s) listed in the Schedule, and the information contained in the Schedule with respect to each such location is complete and accurate.
(d) Business Purpose. Any existing Obligations have been and any future Obligations will be incurred solely for business or commercial purposes.
4. Covenants Concerning the Collateral.
(a) Taxes; Defense of Collateral. The Debtor will (i) before the date that a lien, security interest, or any other encumbrance would be imposed by any Governmental Authority on any property of the Debtor, pay each tax, assessment, fee, and charge imposed at any time by any Governmental Authority upon any of the Collateral or the acquisition, ownership, possession, use, operation, or sale or other disposition thereof, except to the extent that such tax, assessment, fee, or charge is being contested by the Debtor; and (ii) defend the Collateral against each demand, claim, counterclaim, setoff, and defense asserted at any time by any Person not holding a Permitted Lien.
(b) Disposition. The Debtor shall not: (i) make any sale, lease, or other disposition of any Collateral, other than in the ordinary course of business; (ii) modify, compromise, cancel, subordinate, or waive any material right relating to any of the Collateral, other than in the ordinary course of business or with respect to Permitted Liens; or (iii) grant or suffer to exist any security interest in or other lien upon any of the Collateral, other than Permitted Liens.
(c) Corporate. The Debtor shall (i) preserve its existence and not, whether in one transaction or a series of related transactions, participate in any merger, consolidation, reorganization, or similar transaction, or sell or otherwise transfer substantially all of its assets; (ii)(A) not change its jurisdiction of organization, (B) not change the location of any Collateral or the records pertaining thereto, and (C) not change its legal name or form of business entity, in each case under this clause (ii), unless it shall have provided the Secured Party at least 30 days’ prior notice thereof; (iii) conduct its business in material compliance with all applicable Laws; and (iv) promptly notify the Secured Party of (A) the loss, theft, or destruction of or damage to, or any demand, claim, counterclaim, setoff, or defense affecting the Collateral, (B) any change regarding any information contained in Section 3 (The Debtor’s Representations and Warranties) or in the Schedule, and (C) the occurrence or existence of any Event of Default.
(d) Inspection and Verification. Upon the occurrence of an Event of Default, the Secured Party may (i) inspect the records pertaining to the Collateral during normal business hours and upon reasonable notice, and (ii) verify any of the Collateral not in the Debtor’s possession in any commercially reasonable manner.
(e) Further Assurances. The Debtor shall take any further actions reasonably requested by the Secured Party to evidence, perfect, or protect the security interest granted herein.

(f) Uncertificated Membership Interests. The Membership Interests shall remain uncertificated, and the Company shall not opt into Article 8 of the UCC or otherwise certificate the Membership Interests.
5. Remedies. Upon the occurrence and during the continuance of any Event of Default, the Secured Party shall have the right to declare all Obligations and all interest outstanding thereon and expenses and other amounts payable under this Agreement to be due and payable immediately; provided, however, that in the case of an Event of Default under Section 4(e), (f), (g), (h), or (i) of the Note, such acceleration shall be automatic. The remedies provided herein and in the Note, and any other remedies available under the UCC or other applicable Law, shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the Secured Party, and may be exercised as often as the occasion therefor shall arise, all in accordance with applicable Law. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of any Event of Default, the Secured Party has the right to (a) take possession of any of the Collateral or records pertaining thereto without demand or legal process (and the Debtor grants to the Secured Party the right, for this purpose only and subject to any rights of the applicable property owner, to enter any premises where any of the Collateral may be located), and (b) with or without taking possession, sell, lease, or otherwise dispose of any of the Collateral at a UCC-compliant sale. The Debtor shall assist the Secured Party in enforcing its rights and remedies hereunder, including actions necessary for any sale of the Collateral.
6. Costs. The Debtor agrees to pay all reasonable, out-of-pocket costs actually incurred by the Secured Party in enforcing any of its rights or remedies hereunder, including (a) the reasonable attorneys’ fees of counsel to the Secured Party; (b) reasonable costs relating to the perfection or protection of the security interest granted herein or to the payment or performance by the Secured Party, at its sole option, of any of the Debtor’s obligations hereunder that Debtor fails to timely pay or perform within 10 Business Days after receipt of written notice from the Secured Party of such failure; and (c) reasonable costs of foreclosure and other enforcement actions.
7. Subordination.
(a) The Secured Party hereby acknowledges and agrees that (i) the Debtor or the Company may enter into a secured debt financing, the primary purpose of which is to provide working capital or project financing or finance capital expenditures (such debt financing, a “Senior Debt Financing”) with a third party, which is not affiliated with the Debtor or the Company (such lender, a “Senior Lender”) and (ii) all obligations under this Agreement shall be subordinated in all respects to the rights of the Senior Lender under the Senior Debt Financing.
(b) Without limiting the generality of Section 7(a), the Secured Party hereby acknowledges and agrees that (i) all obligations under this Agreement are subordinated in right of payment to all obligations of the Debtor and the Company to the Senior Lender; provided, however, that the Debtor may make a scheduled payment hereunder if (i) there is no event of default currently existing under the agreements with the Senior Lender executed in connection with the Senior Debt Financing (the “Senior Debt Documents”), and (ii) the making of such payment would not cause or result in a default or event of default under any of the Senior Debt Documents

8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (a) to the applicable party at the address set forth on the signature pages hereto (or at such other address as shall be specified in a notice given in accordance with this Section) (i) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt; (b) upon personal delivery to the party to be notified; or (c) when sent by email.
9. Governing Law; Dispute Resolution. This Agreement is governed by and construed under the Laws of the State of Delaware, irrespective of conflict of Law principles that would result in the application of the Law of any other jurisdiction. The parties (a) irrevocably and unconditionally submit to the exclusive jurisdiction of the state and federal courts located within the State of Delaware for the purpose of any suit, action, or other proceeding arising out of or based upon this Agreement; (b) agree not to commence any suit, action, or other proceeding arising out of or based upon this Agreement except in the state and federal courts located in the State of Delaware; and (c) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action, or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action, or proceeding is brought in an inconvenient forum, that the venue of the suit, action, or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court. THE PARTIES EXPRESSLY WAIVE ANY RIGHT THEY MAY HAVE TO A JURY TRIAL.
10.             Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by the Debtor without the prior written consent of the Secured Party, provided, however, that so long as the Note has been paid in full, in connection with Section 2.2(f) of the Purchase Agreement, the rights and obligations hereunder may be assigned to and assumed by a third-party acquirer or party to the earn-in agreement in connection with a Change of Control that has acquired the Company and the Lucky Shot Project.
11.           Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which together shall be deemed to be and constitute one and the same instrument. Executed signature pages to this Agreement may be delivered electronically (including in portable document format (PDF)), and any such signature page shall be deemed an original.
12.            Severability. If any provision or any word, term, clause, or other part of any provision of this Agreement shall be invalid for any reason, the same shall be ineffective, but the remainder of this Agreement and of the provision shall not be affected and shall remain in full force and effect.

13.           Entire Agreement; Amendments and Waivers. This Agreement and the Note constitute the entire agreement between the parties with regard to the subject matter hereof. This Agreement may not be amended or otherwise modified, except by a written agreement signed by the Debtor and the Secured Party.
14.           Termination. This Agreement shall remain in full force and effect until the payment and performance in full of the Obligations. Upon the termination of this Agreement, the Secured Party shall, at the Debtor’s expense, deliver to the Debtor copies of file-stamped UCC-3 termination statements and such other documents as the Debtor shall reasonably request to evidence the release of the Secured Party’s security interest in the Collateral.
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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

DEBTOR:

Contango ORE, Inc.

By: /s/ Rick Van Nieuwenhuyse
Name: Rick Van Nieuwenhuyse
Title: President

Address:
3700 Buffalo Speedway, Suite 925
Houston, Texas 77098

Attention: Rick Van Nieuwenhuyse
Email: rickvann@contangoore.com

SECURED PARTY:

CRH Funding II Pte. Ltd

By: /s/ Andrew Wehrley
Name: Andrew Wehrley
Title: Director

Address:
505 Fifth Avenue, 15th Floor
New York, NY 10017
Attention: Peter Yu and Francisco Barreto
Email: Peter.yu@cartesiangroup.com
fbarreto@cartesiangroup.com

[Signature Page to Pledge Agreement]